Exhibit D

Custom Pool Plastering is a wholly owned subsidiary of CPSM, Inc.

The following table sets forth the names of all of our current executive officers and directors who serve for both CPSM, Inc. and Custom Pool Plastering.

Name	Positions Held
Lawrence Calarco	CEO
Director

Charles Dargan II	CFO
Director
Principal Accounting Officer

Loreen Calarco	Secretary
Director

Jeffrey Michel	Director

The following table sets forth, as of March 29, 2016, the number and percentage of CPSM, Inc.’s outstanding common shares owned by (i) each person known to us to beneficially own more than 5% of its outstanding common stock, (ii) each director, (iii) each named executive officer and significant employee, and (iv) all officers and directors as a group.

Name and Address of Stockholder

Shares

% Owned

Lawrence & Loreen Calarco(1)

65,440,471 indirect

78.51%

  5021 SW Saint Creek Drive

  Palm City, FL 34990

Charles Dargan II

100,000

0.12%

819 S. Ruby Drive

Key Largo, FL 33037

Jeffrey Michel

0

0.00%

177 N US Highway One, Suite 146

Tequesta, FL 33469

Officers and Directors as a Group

   (4 persons)

65,440,471 indirect

78.51%

100,000 direct

0.12%

(1)Based on 83,355,960 common shares outstanding as of March 29, 2016.

(2)Lawrence and Loreen Calarco, officers and directors of the Company, are husband and wife, and control these shares through the Lawrence & Loreen Calarco Family Trust.